ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER

MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:             June 1, 2002 - June 30, 2002

SETTLEMENT DATE:                  15-Jul-02

A.  SERIES INFORMATION

    ADVANTA LEASING RECEIVABLES CORP. VIII AND
    ADVANTA LEASING RECEIVABLES CORP. IX
    EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
    SERIES 1999-1

I.  SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

    (a.)      Beginning Aggregate Contract Principal Balance ............................................. $6,622,638.60
                                                                                                           ---------------
    (b.)      Contract Principal Balance of all Collections allocable
                 to Contracts ............................................................................ $  652,656.17
                                                                                                           ---------------
    (c.)      Contract Principal Balance of Charged-Off Contracts ........................................ $   46,791.10
                                                                                                           ---------------
    (e.)      Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date..... $5,923,191.33
                                                                                                           ---------------
              BALANCES ON THIS SETTLEMENT DATE
              -------------------------------
    (d.)      Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)          0.0389555 ................................... $3,851,764.13
                                                            -----------                                    ---------------
    (e1.)     Ending Class A-1 Principal Balance             0.0000000            $ -
                                                            -----------           --------------
    (e2.)     Ending Class A-2 Principal Balance             0.0000000            $  -
                                                            -----------           --------------
    (e3.)     Ending Class A-3 Principal Balance             0.4077793            $3,851,764.13
                                                            -----------           --------------
    (f.)      Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)          0.1785714 ................................... $2,071,427.21
                                                            -----------                                    ---------------


II. COMPLIANCE RATIOS

    (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts .............................. $6,249,799.54
                                                                                                           ---------------

    (b.)      CBR of Contracts 1 - 30 days delinquent .................................................... $  615,692.52
                                                                                                           ---------------
    (c.)       % of Delinquent Contracts 1- 30 days as of the related Calculation Date.................... $        9.85%
                                                                                                           ---------------

    (d.)      CBR of Contracts 31 - 60 days delinquent ................................................... $  297,313.21
                                                                                                           ---------------
    (e.)       % of Delinquent Contracts 31- 60 days as of the related Calculation Date...................          4.76%
                                                                                                           ---------------

    (f.)      CBR of Contracts 61 - 90 days delinquent ................................................... $  159,781.46
                                                                                                           ---------------
    (g.)       % of Delinquent Contracts 61- 90 days as of the related
                  Calculation Date .......................................................................          2.56%
                                                                                                           ---------------

    (h.)      CBR of Contracts > 91 days delinquent ...................................................... $   64,871.21
                                                                                                           ---------------
    (i.)       % of Delinquent Contracts > 91 days as of the
                   related Calculation Date ..............................................................          1.04%
                                                                                                           ---------------

    (j1.)     % of Delinquent Contracts 31 days or more as of the related Calculation Date................          8.35%
                                                                                                           ---------------

    (j2.)     Month 2:    May-02 .........................................................................          7.30%
                       ----------                                                                          ----------------
    (j3.)     Month 3:    Apr-02 .........................................................................          8.30%
                       ----------                                                                          ----------------
    (j4.)     Three month rolling average % of Delinquent Contracts 31 days or more.......................          7.98%
                                                                                                           ---------------

    (k1.)     Net Charge-Off % for the related Collection Period (annualized 30/360) * ...................          3.44%
                                                                                                           ---------------
    (k2.)     Month 2:   May-02 ..........................................................................          0.00%
                       ---------                                                                           ---------------
    (k3.)     Month 3:   Apr-02 ..........................................................................          0.00%
                       ---------                                                                           ---------------
    (k4.)     Three month rolling average % for Defaulted Contracts ......................................          1.15%
                                                                                                           ---------------

              Does the Cumulative Loss % exceed
    (l1.)     The Loss Trigger Level % from Beginning Period to and including 12th Collection
              Period ? . Y or N...........................................................................      n/a

    (l2.)     The Loss Trigger Level % from 13th Collection Period to and including 24th Collection        ---------------
              Period ? .Y or N...........................................................................       n/a
                                                                                                           ---------------
    (l3.)     The Loss Trigger Level % from 25th Collection Period and thereafter ?  Y or N...............      NO
                                                                                                           ---------------


    (m1.)     Residual Realization for the related Collection Period .....................................        147.04%
                                                                                                           ---------------
    (m2.)     Month 2:   May-02 ..........................................................................        127.39%
                       ----------                                                                          ---------------
    (m3.)     Month 3:   Apr-02 ..........................................................................        137.67%
                       ----------                                                                          ---------------
    (m4.)     Three month rolling average Residual Realization Ratio .....................................        137.37%
                                                                                                           ---------------

    (n.)      Does the three month rolling Residual Realization ratio exceed 100% Y or N..................     YES
                                                                                                           ---------------


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

III. FLOW OF FUNDS

    (1.)      The amount on deposit in Available Funds ......................................................... $  894,059.69
                                                                                                                 ---------------
    (2.)      The prepayment amounts deposited, if any, by the Issuers'  to the Collection Account for removal
              of defaulted contracts ........................................................................... $           -
                                                                                                                 ---------------
    (3.)      Total deposits in the Collection Account to be used as available funds on this Payment Date ...... $  894,059.69
                                                                                                                 ---------------
    (a.)      To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ........................ $           -
                                                                                                                 ---------------
    (b.)      To the Servicer, the Servicing Fee and miscellaneous amounts, if any ............................. $    5,518.87
                                                                                                                 ---------------

              To Series 1999-1 Noteholders:

    (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period .. $   26,169.47
                                                                                                                 ---------------
                    Interest on Class A-1 Notes                                   $   -
                                                                                 ---------------
                    Interest on Class A-2 Notes                                   $   -
                                                                                 ---------------
                    Interest on Class A-3 Notes                                   $26,169.47
                                                                                 ---------------
    (d.)      Interest on Class B Notes for the related period ................................................. $   12,549.40
                                                                                                                 ---------------

    (e.)      To Series 1999-1 Noteholders:

              To Class A, the total applicable Principal Payment ............................................... $  699,447.27
                                                                                                                 ---------------
                    Principal Payment to Class A-1 Noteholders                    $   -
                                                                                 ---------------
                    Principal Payment to Class A-2 Noteholders                    $   -
                                                                                 ---------------
                    Principal Payment to Class A-3 Noteholders                    $699,447.27
                                                                                 ---------------
              To Class B for applicable Principal Payment to the extent of the Class B Floor ................... $           -
                                                                                                                 ---------------


    (f.)      To the Reserve Account :

              The amount needed to increase the amount in the Reserve Account to the Required Reserve .......... $           -
                                                                                                                 ---------------


    (g.)      Upon the occurrence of a Residual Event      the lesser of:

              (A) the remaining Available Funds and                               $   -
                                                                                 ---------------
              (B) the aggregate amount of Residual Receipts                       $   -
               included in Available Funds                                       ---------------

              To be deposited to the Residual Account .......................................................... $           -
                                                                                                                 ---------------

    (h.)      To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit in the Collection Account (the "Issuers' Interest") ................................................. $  150,374.69
                                                                                                                 ---------------

IV. SERVICER ADVANCES

    (a.)      Aggregate amount of Servicer Advances at the beginning of the Collection Period .................. $  189,688.75
                                                                                                                 ---------------
    (b.)      Servicer Advances reimbursed during the Collection Period ........................................ $    9,192.44
                                                                                                                 ---------------
    (c.)      Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date .................. $           -
                                                                                                                 ---------------
    (d.)      Servicer Advances made during the related Collection Period ...................................... $    9,114.96
                                                                                                                 ---------------
    (e.)      Aggregate amount of Servicer Advances at the end of the Collection Period ........................ $  189,611.27
                                                                                                                 ---------------
    (f.)      Amount of delinquent Scheduled Payments for which Servicer Advances were not made ................ $           -
                                                                                                                 ---------------


V.  RESERVE ACCOUNT

    (a.)      Amount on deposit at the beginning of the related Collection Period .............................. $1,104,761.18
                                                                                                                 ---------------
    (b.)      Amount of interest earnings reinvested for the related Monthly Period ............................ $    1,545.87
                                                                                                                 ---------------
    (c.)      Amounts used to cover shortfalls, if any, for the related Collection Period ...................... $           -
                                                                                                                 ---------------
    (d.)      Amounts transferred from the Collection Account, if applicable ................................... $           -
                                                                                                                 ---------------
    (e.)      Balance remaining before calculating Required Reserve Amount ..................................... $1,106,307.05
                                                                                                                 ---------------
    (f.)      Required Reserve Amount needed as of the related Collection Period ............................... $1,104,761.18
                                                                                                                 ---------------
    (g1.)     If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors .... $    1,545.87
                                                                                                                 ---------------
    (g2.)     If (e) is greater than (d), then amount of shortfall .............................................
                                                                                                                 ---------------
    (h.)      Amounts on deposit at the end of the related Collection Period (e minus g1) ...................... $1,104,761.18
                                                                                                                 ---------------
    (i.)      Is the Required Reserve Amount equal to the balance in the Reserve Account as of the related
              Collection period ? Y or N .......................................................................      YES
                                                                                                                 ---------------


VI. RESIDUAL ACCOUNT

    (a.)      Amount on deposit at the beginning of the related Collection Period .............................. $           -
                                                                                                                 ---------------
    (b.)      Amounts transferred from the Collection Account .................................................. $           -
                                                                                                                 ---------------
    (c.)      Amounts used to cover shortfalls for the related Collection Period ............................... $           -
                                                                                                                 ---------------
    (d.)      Amount on deposit at the end of the related Collection Period .................................... $           -
                                                                                                                 ---------------


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
VII.ADVANCE PAYMENTS

    (a.)  Beginning aggregate Advance Payments ........................................................... $  122,474.80
                                                                                                           ---------------
    (b.)  Add:  Amount of Advance Payments collected during
                 the related Collection Period ........................................................... $   84,923.86
                                                                                                           ---------------
    (c.)  Add:  Investment earnings for the related  Collection Period ................................... $           -
                                                                                                           ---------------
    (d.)  Less: Amount of Advance Payments withdrawn for deposit
                  into Facility Account .................................................................. $   96,421.75
                                                                                                           ---------------
    (e.)  Ending aggregate Advance Payments .............................................................. $  110,976.91
                                                                                                           ---------------

    ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

    BY:      /s/ Mark Shapiro
             -----------------------------------
    TITLE:   Asst. Treasurer
             -----------------------------------

    DATE:    07/10/02
             -----------------------------------

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